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                                                                  EXHIBIT 10.56

                                AMENDMENT NO. 1
                                      TO
                         REGISTRATION RIGHTS AGREEMENT

  This Amendment No. 1 to Registration Rights Agreement (this "Amendment No. 1") is made and entered into as of the 29th day of June 1998, by and among the following persons:

  1. Vivendi S.A. (formerly known as Compagnie Generale des Eaux S.A.) and General Utilities Holdings Limited (collectively, the "Vivendi Affiliates");

  2.  Telewest Communications plc (formerly known as Telewest plc)
      ("Telewest");

  3.  United Artists Programming -- Europe, Inc. (the "TINTA Affiliate");

  4. MediaOne UK Cable, Inc. (formerly known as US WEST UK Cable, Inc.) and MediaOne Cable Partnership Holdings, Inc. (formerly known as US WEST Cable Partnership Holdings, Inc.) (collectively, the "MediaOne Affiliates");

  5. Southwestern Bell International Holdings (UK-1) Corporation (the "SBC Affiliate"); and

  6. Cox U.K. Communications L.P. (the "Cox Affiliate") (for purposes of this Amendment No. 1, the TINTA Affiliate, the MediaOne Affiliates, the SBC Affiliate, and the Cox Affiliate are referred to, collectively, as the "Existing Investors").

                                   RECITALS

  WHEREAS, Telewest and the Existing Investors are parties to a Registration Rights Agreement, dated October 3, 1995 (the "Registration Rights Agreement");

  WHEREAS, Southwestern Bell International Holdings (UK-2) Corporation, which was a party to the Registration Rights Agreement, is no longer in existence and has ceased to be a party to the Registration Rights Agreement;

  WHEREAS, Telewest proposes to acquire the issued shares and American Depositary Shares of General Cable PLC ("General Cable") pursuant to an Offer (as defined in the Offer to Purchase/Prospectus, dated June 29, 1998, of Telewest (as the same may be amended from time to time, the "Offer to Purchase")) to be made by J. Henry Schroder & Co. Limited on behalf of Telewest;

  WHEREAS, the Vivendi Affiliates will receive ordinary shares of 10 pence each of Telewest ("Telewest Ordinary Shares") upon the consummation of the Offer in respect of their shares in General Cable;

  WHEREAS, the parties hereto wish to amend the Registration Rights Agreement to provide that the Vivendi Affiliates, collectively, will constitute an "Investor" thereunder and, accordingly, will be entitled to the rights (including registration rights in respect of the Telewest Ordinary Shares to be acquired by the Vivendi Affiliates upon the consummation of the Offer), and be subject to the obligations, of an Investor thereunder;

  NOW, THEREFORE, for valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

  1. Amendment. The Registration Rights Agreement shall be amended as follows:

    a. the term "Registrable Securities" will include the Telewest Ordinary Shares received by the Vivendi Affiliates pursuant to the Offer and any other Telewest Ordinary Shares issued to, or otherwise acquired by, the Vivendi Affiliates at any time (including any securities issued by Telewest in exchange for, or in respect of, any such Telewest Ordinary Shares, whether upon a share dividend, share split, scrip issue, bonus issue, reclassification or otherwise); and

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    b. the Vivendi Affiliates, collectively, will constitute an "Investor" as defined in the Registration Rights Agreement and will have the rights (including Piggy-Back Registration and Demand Registration rights (as such terms are defined in the Registration Rights Agreement)), and be subject to the obligations of, an Investor under the Registration Rights Agreement.

  2. Effectiveness. This Amendment No. 1 shall become effective at the time the Offer becomes or is declared unconditional in all respects.

  3. Governing Law. This Amendment No. 1 shall be governed by Delaware law, and interpreted in accordance with the laws of Delaware, without reference to its conflicts of laws principles.

  4. Superseding Effect. This Amendment No. 1 supersedes all prior agreements among the parties hereto relating to the subject matter hereof.

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 as of the date first above written.

                                          Telewest Communications plc


                                          By:__________________________________
                                            Name:
                                            Title:

                                          EXISTING INVESTORS:

                                          United Artists Programming --
                                            Europe, Inc.



                                          By:__________________________________
                                            Name:
                                            Title:

                                          MediaOne UK Cable, Inc.


                                          By:__________________________________
                                            Name:
                                            Title:

                                          MediaOne Cable Partnership Holdings,
                                           Inc.


                                          By:__________________________________
                                            Name:
                                            Title:

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                                          Southwestern Bell International
                                           Holdings (UK-1) Corporation


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                          Cox U.K. Communications L.P.



                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                          VIVENDI AFFILIATES:

                                          Vivendi S.A.


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                          General Utilities Holdings Limited


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

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